UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017

XG SCIENCES, INC.

(Exact name of registrant as specified in its charter)

MICHIGAN

(State or other jurisdiction of incorporation)

333-209131	20-4998896
(Commission File Number)	(IRS Employer Identification No.)

3101 Grand Oak Drive, Lansing, Michigan	48911-4224
(Address of principal executive offices)	(Zip Code)

517-703-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☑

Item 1.01. Entry into a Material Definitive Agreement.

See Item 5.02, below, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 7, 2016, XG Sciences, Inc. (the “Company”) entered into a draw loan note and agreement (the “Note”) with The Dow Chemical Company (the “Lender”). Under the Note, Lender may provide up to $10 million of secured debt financing to the Company (the “Loan”), drawable upon the Company’s request as follows: (a) an initial $2 million draw (the “Initial Draw”); (b) up to an additional $3 million drawable on or before December 1, 2017 (the “Second Draw Amount”); and (c) up to an additional $5 million drawable after December 1, 2017, but on or before December 1, 2019, if the Company has raised at least $10 million of certain equity capital after October 31, 2016.

The Initial Draw was made by the Company on December 14, 2016. On July 18, 2017, the Company received a draw of $1 million against the Second Draw Amount (the “Second Draw”).

As described in the Company’s Form 8-K dated December 9, 2016, the Loan is senior to most of the Company’s other debt, and is secured by the Company’s assets and the assets of the Company’s subsidiary, XG Sciences IP, LLC pursuant to that certain Security Agreement, Intellectual Property Security Agreement and Pledge Agreement, by and between the Company and Lender and each dated December 14, 2016 (collectively, the “Security Agreements”). The Loan bears interest at a 5% annual rate payable quarterly in arrears, provided that higher interest rates may apply in certain circumstances and that the Company may elect to capitalize interest through January 1, 2019. The Loan’s stated maturity date is December 1, 2021, subject to certain prepayment requirements based on the Company’s financing activities, to acceleration upon an event of default, and to certain other events.

In connection with each draw against the Loan, the Company has also agreed to issue a warrant to the Lender to purchase shares of the Company’s common stock (the “Warrants” and each a “Warrant”). For each $40 drawn against the Loan, the related Warrant would entitle the Lender to purchase one share of the Company’s common stock. Therefore, in connection with the Second Draw, the Company has issued to the Lender a Warrant to purchase 25,000 shares of the Company’s common stock. The Warrant issued in connection with the Second Draw has an exercise price of $8 per share. Warrants are exercisable by the Lender by delivery, on or before the expiration date, of the Warrant, certain related agreements, and the purchase price. Warrants are also subject to cashless exercise. Warrants have an expiration date of December 1, 2023.

The Note entitles the Lender to appoint an observer to the Company’s board of directors. The Lender maintains its observation right until the later of December 1, 2019 or when the amount of principal and interest outstanding under the Loan is less than $5 million.

The above summary of the Note, Warrants and Security Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such documents. Copies of the Note, Form of Warrant and the Security Agreements were attached as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 to the Current Report on Form 8-K filed by the Company on December 9, 2016, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 2.03, fourth paragraph, above. The Warrant was issued to an accredited investor, without a view to distribution, and not through any general solicitation or advertisement. Therefore, the Company’s issuance of the Warrant to the Lender was exempt from registration pursuant to Section 4(a)(2) and/or Regulation D (Rule 506) under the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 18, 2017, stockholders holding 66.3867% of the voting power of XG Sciences, Inc. (the “Company”), acting by written consent in lieu of the Company’s annual meeting of the shareholders, approved the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) to replace the Company’s 2007 Stock Option Plan (the “2007 Plan”), which was scheduled to expire on October 30, 2017. The 2017 Plan was previously approved by the Company’s Board of Directors (the “Board”) on May 4, 2017, subject to stockholder approval.

The Plan authorizes the Compensation Committee of the Board (the “Committee”) to award stock options and grants of restricted stock (“Awards”) of not more than 1,200,000 shares of the Corporation’s common stock, which equals the amount of shares previously authorized under the 2007 Plan. Awards under the 2017 Plan are available to employees, directors, officers, key advisers and consultants to the Company or any of its subsidiaries who are responsible for or contribute to the management, growth or success of the Company or any of its subsidiaries.

A copy of the 2017 Plan is attached as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing summary of the 2017 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2017 Plan.

The Committee has approved the cancellation of certain stock options held by officers and directors of the Company that are currently outstanding under the 2007 Plan, as well as the grant of new Awards under the 2017 Plan to those and other officers and directors. Effective as of July 18, 2017, the Company and the following principal executive officer, principal financial officer, and named executive officers of the Company agreed to (1) the cancellation of the following stock options currently outstanding under the 2007 Plan (the “Cancelled Options”), and (2) the grant of the following new stock option Awards under the 2017 Plan, which new Awards have an exercise price of $8 per share (the “New Options”):

Officer	Cancelled Options	New Options
Philip L. Rose, Principal Executive Officer	220,000	330,000
Corinne Lyon, Principal Financial Officer	10,000	15,000
Bamidele Ali, Chief Commercial Officer	N/A	80,000
Liya Wang, Vice President of Technology	30,000	37,500
Robert Privette, Vice President of Energy Markets	20,000	27,500

Item 5.07. Submission of Matters to a Vote of Security Holders.

Effective as of July 18, 2017, the stockholders holding 66.3867% of the voting power of the Company’s securities, acting by written consent in lieu of the Company’s annual meeting of the shareholders: (1) approved the 2017 Plan, and (2) re-elected the Company’s previously reported Board of Directors, composed of Arnold Allemang, Steven Jones, Michael Pachos, David Pendell, Philip Rose and Peifang Zhang, in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 4.1	Form of Common Stock Purchase Warrant (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on December 9, 2016).
Exhibit 10.1	Draw Loan Note and Agreement, dated as of December 7, 2016, by and between the Company and the Lender (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 9, 2016).
Exhibit 10.2	Security Agreement, dated as of December 14, 2016, by and between the Company and the Lender (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on December 9, 2016).
Exhibit 10.3	Intellectual Property Security Agreement, dated as of December 14, 2016, by and between the Company and the Lender (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on December 9, 2016).
Exhibit 10.4	Pledge Agreement, dated as of December 14, 2016, by and between the Company and the Lender (incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on December 9, 2016).
Exhibit 10.5	2017 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XG SCIENCES, INC.

By
Dated:	July 24, 2017		/s/ Philip L. Rose
Chief Executive Officer